8-K 1 form8-k.htm


UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES
EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
November 18, 2025

	       ENTREX CARBON MARKET, INC
FKA/UHF LOGISTICS GROUP, INC.
	(Exact Name of Registrant as Specified in
Charter)
Nevada	001-363598	84-2099590
(State or Other Jurisdiction	(Commission
(IRS Employer
of Incorporation)	File Number)
Identification No.)
	150 East Palmetto Park Rd, Suite 800,
Boca Raton Fl 334323
(Address of Principal Executive Offices)
	(877) 4Entrex
(Registrant Telephone Number, Including Area
Code)


Check the appropriate box below if the Form
8-K filing is intended to simultaneously satisfy
 the filing obligation of the registrant under
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Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425) [ ]
Soliciting material pursuant to Rule 14a-12 under
 the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (CFR
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pursuant to Rule 13e-4(c) under the Exchange Act
(CFR 240.13e 4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (230.405 of this chapter) or Rule 12b-2 of the Securities Exchange
Act of 1934 (240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange
Act. [X]






Item 2.02. Results of Operations and Financial
Condition.
Managements Discussion and Analysis
Quarter Ended September 30, 2025
During the summer quarter, Entrex took strides to strengthen our foundation and add to our exceptional team which help us manage and expand the initiatives defining our next phase of growth.
Entrex remains focused on its core mission:
building an Entrepreneurial Exchange that connects capital with entrepreneurial cash-flowing companies for the alternative investment community.
Since executing the first trade of a security on the blockchain through our broker-dealer in 2015 (Overstock.coms
TIGRcub Security), weve worked to align
innovation with practicality. We facilitated millions of our patented
TIGRcub Security for the alternative fixed income community and we are focused on building and scaling sector oriented markets whether geographic or industrially focused.
The COVID-19 era and the subsequent shift in federal priorities away from corporate carbon-neutrality commitments created challenges but also new opportunities for evolution.
Carbon and Environmentally Beneficial Projects
As domestic carbon markets lost policy momentum, Entrex expanded its focus from carbon neutrality to environmentally beneficial projects that also make money. These projects, spanning energy efficiency, stranded-gas mitigation, and clean-power generation, combine measurable environmental impact with recurring EBITDA.
Our goal remains unchanged: to structure investment vehicles that allow investors to participate in projects offering both return and responsibility.
Bitcoin Mining Initiative
In parallel, Entrex continues to advance its Bitcoin Mining Unit (BMU) acquisition program.
Detailed due-
diligence packages are underway for the first
$5 million in capital, with the initial tranche expected to close before year-end and additional tranches anticipated in Q1 2026.
We have filed a $20 million Regulation A (Tier 1) offering with the SEC, currently unqualified as of this writing, which we intend to deploy at market pricing to acquire modular, asset-backed Bitcoin mining units.
Our seven developer partners potentially collectively represent approximately 700 contracted units. Each acquisition is structured around a multiple of EBITDA, meaning every dollar invested is projected to purchase roughly 25 cents of historical EBITDA.
Simply put, the $225 million of capital we are endeavoring to raise by year- end 2026 should purchase more than $56 million in historical
EBITDA, a model consistent with Entrexs prior roll-up strategies. We believe the Bitcoin Mining has the potential, if fully implemented, to become a standalone multi-billion-dollar enterprise.
EV-Charging Initiative
Our EV-Charging initiative represents a significant opportunity contingent upon federal participation.
 Entrex has
prepared deployment plans for over 6,000 charging sites and stands ready, subject to capital acquisition, to advance implementation once regulatory and funding processes resume.
Should government support materialize, this program could become a transformational catalyst for Entrexs growth.
Florida Market and the TampaTwenty
Our Florida Market initiatives continue to advance in partnership with the University of Tampa, where we co-developed the Revenue Realities research earlier this year.
The next evolution, TampaTwenty and MiamiTwenty, extends that collaboration by creating tax-advantaged, 100 percent asset-backed, alternative-yield indexes designed to showcase and support leading private companies across Florida. These indexes reflect the same philosophy behind many successful Entrex programs:
transparent,
revenue-based structures that deliver investor yield while opening access to otherwise difficult market sectors.
Legal and Regulatory Matters
Entrex continues to devote meaningful attention to capital-markets compliance and alternative financing structures, including PIPEs and other capital-raising initiatives.
Outlook
Entrex closes Q3 2025 with optimism. We believe that our people, partnerships, and project pipeline position us for a strong Q4 and an even more active 2026.
We will continue to manage for profits, control costs, and execute our strategy to align innovation with measurable results.
We believe the carbon transition will evolve into a profitable environmental-impact portfolio.
We believe the Bitcoin Mining Program will potentially have near-term capital commitments and scalable developer capacity.
The EV-Charging initiative, if federally supported and if funded, offers significant optionality.
The TampaTwenty and MiamiTwenty initiatives provide new pathways to connect Floridas entrepreneurial ecosystem with yield-seeking investors.
Audit and Capital Plans
Our capital plans include completing a full
2025 audit, which we are presently discussing with multiple PCAOB-registered firms. Although the process represents a significant undertaking, particularly given the absence of pre-merger financials, we plan to pursue and complete same as quickly and efficiently as possible. Upon completion, this audit could position Entrex for potential uplisting to additional exchanges and continued expansion of our capital markets presence.
Operations
We continue to manage operations with a
disciplined focus on expense control, relying primarily on participating partners to limit cash outflows. We anticipate maintaining our current operating level until project cash flows support expansion without requiring dilutive financing events. Our management approach remains simple: we manage for profits and align expenses accordingly.
Entrex continues to focus on what has always defined it: matching capital with performance and innovation with accountability. We believe that Q4 2025 and full-year 2026 to bring meaningful financial conclusions to our ongoing efforts and renewed momentum for all stakeholders.
DISCLAIMER REGARDING FORWARD LOOKING STATEMENTS.
Certain statements that we make in this
information piece may constitute "forward-looking
 statements" under the Private Securities
Litigation Reform Act of 1995. Forward-looking statements include information concerning future strategic objectives, business prospects, anticipated savings, financial results (including expenses, earnings, liquidity, cash flow and capital expenditures), industry or market conditions, demand for and pricing of our products, acquisitions and divestitures, anticipated results of litigation and regulatory developments or general economic conditions. In addition, words such as believes," "expects," "anticipates,"
"intends," "plans," estimates," "projects,"
"forecasts," and future or conditional verbs such as "will, "may," "could," "should," and
"would," as well as any other statement that necessarily depends on future events, are intended to identify forward-looking statements.
Forward-looking statements are not guarantees, and they involve risks, uncertainties and assumptions. Although we make such statements based on assumptions that we believe to be reasonable, there can be no assurance that actual results will not differ materially from those expressed in the forward-looking statements.
SIGNATURE

Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 18, 2025

ENTREX CARBON MARKET, INC


By:   /s/ Stephen H. Watkins
Name:  Stephen H. Watkins
Title:  Chief Executive Officer